UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 18, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                             93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

   One Airport Center
   7700 N.E. Ambassador Place
   Portland, Oregon                                     97220
(Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

            Effective as of May 18, 2005, Rentrak Corporation (the "Company") has entered into a new rights plan to replace its existing rights agreement which expires on May 18, 2005. The new rights plan is set forth in a Rights Agreement dated as of May 18, 2005, between the Company and U.S. Stock Transfer Corporation, as Rights Agent (the "Rights Agreement"). U.S. Stock Transfer Corporation is also the Company's transfer agent. A brief description of the terms and conditions of the Rights Agreement is set forth in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

            Effective as of May 18, 2005, the Company's Board of Directors (the "Board") adopted a new shareholder rights plan to replace the Company's existing rights plan which expired as of that date. A brief description of the terms and conditions of the Rights Agreement follows.

RIGHTS DIVIDEND

            On May 6, 2005, the Board declared a dividend of one preferred share purchase right (a "Right") for each share of common stock, $.001 par value (the "Common Shares"), of the Company outstanding at the close of business on May 18, 2005 (the "Record Date"). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (a "Preferred Share") at a price of $50.00 per one one-hundredth of a Preferred Share, subject to adjustment (the "Purchase Price").

DISTRIBUTION DATE

            Until the earlier to occur of (i) the 10th day after a public announcement that a person or group of affiliated or associated persons (other than the Company or any subsidiary or employee benefit plan of the Company (an "Exempt Person")) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares (an "Acquiring Person") or (ii) 10 business days (or such later date as the Board of Directors may determine prior to such time as a person or group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Common Shares (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate together with a copy of the Summary of Rights included as Exhibit C to the Rights Agreement.

            The Rights Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates
                                      -2-
for Common Shares, with or without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

EXPIRATION DATE

            The Rights will expire on May 18, 2015, subject to the Company's right to extend such date (the "Final Expiration Date"), unless earlier redeemed or exchanged by the Company or terminated.

EXERCISE RIGHTS

            The Rights are not exercisable until the Distribution Date. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company beyond those as an existing shareholder, including, without limitation, the right to vote, to receive dividends, or to receive liquidation proceeds.

            Once the Distribution Date has occurred, each Right may be exercised for one one-hundredth of a Preferred Share upon delivery of a properly completed and executed Form of Election to Purchase and payment of the Purchase Price. Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

            If a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of the Right. For example, at a Purchase Price of $50 per Right, upon exercise the holder would be entitled to purchase $100 worth of Common Shares for $50. Assuming that the Common Shares had a per share value of $10 at that time, the holder of each valid Right would be entitled to purchase ten Common Shares for $50.

            If, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

EXCHANGE

            At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person, which will have become void), in whole or in part, for Common Shares having an aggregate value equal to the spread (the excess of the value of Common Shares issuable upon exercise of a Right over the exercise price) for each Right (other than Rights held by such Acquiring Person and its affiliates and associates).

REDEMPTION

            The Rights may be redeemed in whole, but not in part, at a price of $.001 per Right (the "Redemption Price") by the Board of Directors at any time until a public announcement that a person has become an Acquiring Person. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

ADJUSTMENT

            The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or
(iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

            No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares or Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares or Common Shares on the last trading date prior to the date of exercise.

AMENDMENT

            Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person). The Company may, at any time prior to such time as any person becomes an Acquiring Person, amend the Rights Agreement to lower the thresholds described above to no less than the greater of
(i) any percentage greater than the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any person or group of affiliated or associated persons (other than an Exempt Person) and (ii) 10%.

ANTITAKEOVER EFFECTS

            The Rights have certain anti-takeover effects. Exercise of the Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board. The existence of Rights, however, should not affect an offer at a price which is fair to all shareholders and otherwise in the best interests of the Company and its shareholders as determined by the Board because, in addition to the authority of the Board to redeem the Rights or to amend the Rights Agreement at any time until a public announcement that a person has become an Acquiring Person, the Rights will also terminate upon the consummation of a merger or similar acquisition transaction that is approved by the Board before a person becomes an Acquiring Person.

MISCELLANEOUS

            A copy of the Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            Effective May 18, 2005, the Company filed with the Oregon Secretary of State Articles of Amendment whereby the Company authorized 300,000 shares of its authorized preferred stock to be designated as Series A Junior Participating Preferred Stock (the "Preferred Shares") and set forth the preferences, limitations, and relative rights of the Preferred Shares as determined by the Board. A brief description of the preferences, limitations and relative rights of the Preferred Shares is set forth in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference. The full text of the Articles of Amendment is attached hereto as Exhibit A to Exhibit 4.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits.

Exhibit No.                   Description
-----------                   -----------

3.1 Amendment to Articles of Incorporation of Rentrak Corporation Designating Terms of Series A Junior Participating Preferred Stock. Incorporated by reference to Exhibit A to Exhibit 4.1 to this Current Report on Form 8-K.

4.1 Rights Agreement, dated as of May 18, 2005, between Rentrak Corporation and U.S. Stock Transfer Corporation, together with: Exhibit A Form of Amendment to Articles of Incorporation of Rentrak Corporation Designating Terms of Series A Junior Participating Preferred Stock; Exhibit B Form of Right Certificate; and Exhibit C Summary of Rights to Purchase Preferred Shares.

99.1              Description of Rentrak Corporation Capital Stock.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RENTRAK CORPORATION


Dated:  May 18, 2005              By:  /s/ Mark L. Thoenes
                                       -----------------------------------------
                                       Mark L. Thoenes
                                       Senior Vice President and Chief Financial
                                       Officer